                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 25, 2006

                               -------------------

                      ARABIAN AMERICAN DEVELOPMENT COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                    0-6247                75-1256622
 (STATE OR OTHER JURISDICTION     (COMMISSION            (IRS EMPLOYER
      OF INCORPORATION)           FILE NUMBER)        IDENTIFICATION NO.)

         10830 NORTH CENTRAL EXPRESSWAY, SUITE 175, DALLAS, TEXAS 75231
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

      (Registrant's Telephone Number, Including Area Code): (214) 692-7872



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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 25, 2006, Registrant changed its banking relationship from Amegy Bank of Texas, to Bank of America, N.A., due to receipt of a $12.0 million line of credit and improved terms and conditions.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On May 25, 2006, South Hampton Resources Inc. ("South Hampton"), a wholly owned subsidiary of Texas Oil and Chemical Co. II, Inc. ("TOCCO"), a wholly owned subsidiary of American Shield Refining Company, a wholly owned subsidiary of the Registrant, paid in full that certain loan with an original principal balance of $2.0 million, dated June 30, 2005, from The Catalyst Fund, Ltd. and Southwest/Catalyst Capital, Ltd.




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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ARABIAN AMERICAN DEVELOPMENT COMPANY


Date:  May 31 , 2006                        By: /s/ Nicholas Carter
                                                ------------------------------
                                                Nicholas N. Carter, Secretary




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